CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOTPED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
OF 2002

     In connection with the accompanying Quarterly Report on Form 10-QSB (the “Report”) of Telemetrix inc. (the “Company”) for the fiscal quarter ended March 31, 2005, I, William Becker, Director (Principal Executive and Accounting Officer) of the Company, hereby certify pursuant to 18 U.S.C. section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(2) the information contained in the Report fairly presents, in all material respects, the financial condion and results of operations of the Company.

Date: January 23, 2006

/s/ William Becker Name: William Becker Title: Director (Principal Executive and Accounting Officer)